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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): January 18, 2008
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                               InterDigital, Inc.
             (Exact name of registrant as specified in its charter)


        Pennsylvania                  1-11152                    23-1882087
(State or other jurisdiction  (Commission File Number)         (IRS Employer
    of incorporation)                                        Identification No.)


781 Third Avenue, King of Prussia, Pennsylvania                 19406-1409
    (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02(e) Compensatory Arrangements of Certain Officers

     On January 18, 2008, the Board of Directors of InterDigital, Inc. (the "Company"), approved the promotion of Mr. Lawrence F. Shay to Executive Vice President, Intellectual Property and Chief Intellectual Property Counsel. In association with his promotion, the Compensation Committee of the Board of Directors awarded Mr. Shay 10,000 time-based restricted stock units ("RSUs") with one third vesting immediately, and the remaining two-thirds vesting equally on January 18, 2009 and 2010, respectively. The promotional award of RSUs was made pursuant to the Company's 1999 Restricted Stock Plan.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERDIGITAL, INC.


                                        By: /s/ Steven W. Sprecher
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                                            Steven W. Sprecher
                                            Assistant Secretary



Date: January 23, 2008




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